                                                                     Exhibit 1.1

                                 IMAGICTV INC.

           (incorporated under the Canada Business Corporations Act)

                                 Common Shares


                                    FORM OF

                               PURCHASE AGREEMENT



Dated:  , 2000

                                Table of Contents

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                                                                                                                    Page
     Section 1.   Representations and Warranties......................................................................4
                  (a)      Representations and Warranties by the Company..............................................4
                           (i)      Compliance with Registration Requirements.........................................4
                           (ii)     Compliance with Canadian Prospectus Requirements..................................5
                           (iii)    Independent Accountants...........................................................6
                           (iv)     Financial Statements..............................................................6
                           (v)      No Material Adverse Change in Business............................................6
                           (vi)     Good Standing of the Company......................................................6
                           (vii)    Subsidiaries......................................................................7
                           (viii)   Capitalization....................................................................7
                           (ix)     Authorization of Agreement........................................................7
                           (x)      Authorization and Description of Securities.......................................8
                           (xi)     Absence of Defaults and Conflicts.................................................8
                           (xii)    Absence of Labor Dispute..........................................................8
                           (xiii)   Absence of Proceedings............................................................9
                           (xiv)    Accuracy of Exhibits..............................................................9
                           (xv)     Possession of Intellectual Property...............................................9
                           (xvi)    Absence of Further Requirements...................................................9
                           (xvii)   Possession of Licenses and Permits...............................................10
                           (xviii)  Title to Property................................................................10
                           (xix)    Investment Company Act...........................................................10
                           (xx)     Environmental Laws...............................................................10
                           (xxi)    Registration Rights..............................................................11
                           (xxii)   Taxes........................................................................... 11
                           (xxiii)  Insurance........................................................................11
                           (xxiv)   Compliance with Laws.............................................................11
                           (xxv)    Adequate Accounting..............................................................12
                           (xxvi)   Principal Shareholders...........................................................12
                           (xxvii)  Non-Arm's Length Transactions....................................................12
                           (xxviii) Stamp Tax........................................................................12
                           (xxix)   Registrar and Transfer Agent.....................................................12
                  (b)      Officer's Certificates....................................................................12
     Section 2.   Sale and Delivery to Underwriters; Closing.........................................................12
                  (a)      Initial Securities........................................................................12
                  (b)      Option Securities.........................................................................13
                  (c)      Payment...................................................................................13
                  (d)      Denominations; Registration...............................................................14
                  (e)      Sub-underwriter Notification..............................................................14
     Section 3.   Covenants of the Company...........................................................................14
                  (a)      Compliance with Securities Regulations and Commission Requests............................14
                  (b)      Filing of Amendments......................................................................15
                  (c)      Delivery of Registration Statement........................................................15
                  (d)      Delivery of Prospectuses..................................................................15

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
                  (e)      Continued Compliance with Securities Laws.................................................16
                  (f)      Blue Sky Qualifications...................................................................16
                  (g)      Rule 158..................................................................................16
                  (h)      Use of Proceeds...........................................................................16
                  (i)      Listing...................................................................................17
                  (j)      Restriction on Sale of Securities.........................................................17
                  (k)      Reporting Requirements....................................................................17
                  (l)      PREP Procedures and Rule 424(b)...........................................................17
                  (m)      Translation Opinions......................................................................17
                  (n)      Translation Opinions--Financial Statements................................................18
                  (o)      Compliance with NASD Rules................................................................18
                  (p)      Compliance with Rule 463..................................................................18
     Section 4.   Payment of Expenses................................................................................18
                  (a)      Expenses..................................................................................18
                  (b)      Termination of Agreement..................................................................19
     Section 5.   Conditions of Underwriters' Obligations............................................................19
                  (a)      Effectiveness of Registration Statement...................................................19
                  (b)      Opinion of Canadian Counsel for Company...................................................20
                  (c)      Opinion of U.S. Counsel for Company.......................................................20
                  (d)      Opinion of U.S. Regulatory Counsel for Company............................................20
                  (e)      Opinion of European Regulatory Counsel for Company........................................20
                  (f)      Opinion of Canadian Counsel for Underwriters and the Sub-underwriter......................20
                  (g)      Opinion of U.S. Counsel for Underwriters and the Sub-underwriter..........................21
                  (h)      Officers' Certificate.....................................................................21
                  (i)      Accountants' Comfort Letter...............................................................21
                  (j)      Bring-down Comfort Letter.................................................................22
                  (k)      Approval of Listing.......................................................................22
                  (l)      No Objection..............................................................................22
                  (m)      Lock-up Agreements........................................................................22
                  (n)      Recapitalization..........................................................................22
                  (o)      Conditions to Purchase of Option Securities...............................................22
                  (p)      Additional Documents......................................................................23
                  (q)      Termination of Agreement..................................................................24
     Section 6.   Indemnification....................................................................................24
                  (a)      Indemnification of Underwriters and the Sub-underwriter...................................24
                  (b)      Indemnification of Company, Directors and Officers........................................25
                  (c)      Actions against Parties; Notification.....................................................25
                  (d)      Settlement without Consent if Failure to Reimburse........................................26
                  (e)      Indemnification for Reserved Securities...................................................26
                  (f)      Underwriters and Sub-underwriter as Trustees..............................................26
                  (g)      Company as Trustee........................................................................27
     Section 7.   Contribution.......................................................................................27
     Section 8.   Representations, Warranties and Agreements to Survive Delivery.....................................28
     Section 9.   Termination of Agreement...........................................................................28
                  (a)      Termination; General......................................................................28
                  (b)      Liabilities...............................................................................29

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     Section 10.  Default by One or More of the Underwriters.........................................................29
     Section 11.  Agent for Service; Submission to Jurisdiction; Waiver of Immunities................................30
     Section 12.  Notices............................................................................................30
     Section 13.  Parties............................................................................................30
     Section 14.  GOVERNING LAW AND TIME.............................................................................31
     Section 15.  Effect of Headings.................................................................................31
     Section 16.  Waiver of Conditions...............................................................................31



SCHEDULES

         Schedule A - List of Underwriters......................................................................Sch A-1
         Schedule B - Pricing Information.......................................................................Sch B-1
         Schedule C - List of Persons and Entities Subject to Lock-up...........................................Sch C-1
         Schedule D - List of Subsidiaries......................................................................Sch D-1

EXHIBITS

         Exhibit A - Form of Opinion of McCarthy Tetrault, Company's Canadian Counsel...............................A-1
         Exhibit B - Form of Opinion of Patterson Palmer Hunt Murphy, Company's
                  Canadian Counsel..................................................................................B-1
         Exhibit C - Form of Opinion of Company's U.S. Counsel......................................................C-1
         Exhibit D - Form of Opinion of Goldberg, Godles, Wiener & Wright, Company's U.S. Regulatory Counsel........D-1
                  Exhibit E - Form of Opinion of Simmons & Simmons, Company's European Regulatory Counsel...........E-1
         Exhibit F - Form of Lock-up Letter.........................................................................F-1

ANNEXES

         Annex  A - Form of Accountants' Comfort Letter.......................................................Annex A-1

                                 IMAGICTV INC.

           (incorporated under the Canada Business Corporations Act)

                                 Common Shares

                            (No Par Value Per Share)

                               PURCHASE AGREEMENT
                               ------------------

                                                                          , 2000

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
Chase Securities Inc.
CIBC World Markets Inc.
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
North Tower
World Financial Center
New York, New York  10281

Ladies and Gentlemen:

     ImagicTV Inc., a company incorporated under the Canada Business Corporations Act (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Chase Securities Inc. and CIBC World Markets Inc. (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof) with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of the Company's common shares, no par value per share ("Common Shares"), set forth in Schedule A hereto, and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of additional Common Shares to cover over-allotments, if any. The aforesaid
Common Shares (the "Initial Securities") to be purchased by the Underwriters and all or any part of the Common Shares subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities."

     The Company understands that the Underwriters propose to make a public offering of the Securities in the United States and in each of the provinces and territories of Canada upon the terms set forth in the U.S. Prospectus (as defined below) and the Canadian Prospectus (as defined below) as soon as the Underwriters deem advisable after this Agreement has been executed and delivered. The Company also understands that the Underwriters may offer the Securities outside the United States and Canada, subject to applicable law.

     The Company and the Underwriters agree that up to shares of the Initial Securities to be purchased by the Underwriters (the "Reserved Securities") shall be reserved for sale by the Underwriters and Merrill Lynch Canada Inc., an affiliate of Merrill Lynch (the "Sub-underwriter") to certain of the Company's directors and officers and certain of their family members, and to certain consultants, employees and business associates of the Company, as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the "NASD") and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not orally confirmed for purchase by such directors or officers or certain of their family members, or such consultants, employees or business associates by the end of the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

     The Company has prepared and filed with the U.S. Securities and Exchange Commission (the "Commission") a registration statement on Form F-1 (No. 333-48452) covering the registration of the Securities under the U.S. Securities Act of 1933, as amended (the "1933 Act"), including the related U.S. Preliminary Prospectus (as defined below). Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or
(ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in any such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective
(i) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (ii) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used in the United States or outside the United States and Canada before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used in the United States or outside the United States and Canada after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "U.S. Preliminary Prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities in the United States and outside the United States and Canada is herein called the "U.S. Prospectus." If Rule 434 is relied on, the term "U.S. Prospectus" shall refer to the preliminary prospectus dated October 24, 2000 together with the Term Sheet and all references in this Agreement to the date of the U.S. Prospectus shall mean the date of the applicable Term

Sheet. For purposes of this Agreement, all references to the Registration Statement, any U.S. Preliminary Prospectus, the U.S. Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     The Company has also prepared and filed with the Ontario Securities Commission (the "Reviewing Authority") and the securities regulatory authorities (the "Qualifying Authorities") in each of the provinces and territories of Canada (the "Qualifying Provinces and Territories") a preliminary long-form prospectus relating to the Securities (in the English and French languages, as applicable) covering the distribution of the Securities under applicable Canadian securities legislation. The Reviewing Authority has been assigned to the Company as the designated jurisdiction regulating the offering of the Securities. In addition, the Company (A) has prepared and filed with the Reviewing Authority and the Qualifying Authorities a final long-form prospectus relating to the Securities (in the English and French languages, as applicable, the "Final PREP Prospectus") omitting the PREP Information (as hereinafter defined) in accordance with the rules and procedures established pursuant to Canadian National Policy Statement No. 44 and similar procedures under the securities legislation of the Province of Quebec, as amended by proposed National Instrument 44-103 entitled "Post Receipt Pricing" for the pricing of securities after the final receipt for a prospectus has been obtained (the "PREP Procedures"), and (B) will prepare and file, promptly after the execution and delivery of this Agreement, with the Reviewing Authority and the Qualifying Authorities, in accordance with the PREP Procedures, a supplemental prospectus setting forth the PREP Information (in the English and French languages, as applicable, the "Supplemental PREP Prospectus"). The information, if any, included in the Supplemental PREP Prospectus that is omitted from the Final PREP Prospectus for which a receipt has been obtained from the Reviewing Authority on behalf of itself and the Qualifying Authorities but that is deemed under the PREP Procedures to be incorporated by reference into the Final PREP Prospectus as of the date of the Supplemental PREP Prospectus is referred to herein as the "PREP Information." Each prospectus, in the English and French languages, as applicable, relating to the Securities used in Canada (1) before a receipt for the Final PREP Prospectus had been obtained from the Reviewing Authority on behalf of itself and the Qualifying Authorities or (2) after such receipt had been obtained and prior to the execution and delivery of this Agreement, that omits the PREP Information, is referred to herein as the "Canadian Preliminary Prospectus." The Final PREP Prospectus for which a receipt has been obtained from the Reviewing Authority on behalf of itself and the Qualifying Authorities is herein referred to as the "Canadian Prospectus," except that, if, after the execution of this Agreement, a Supplemental PREP Prospectus containing the PREP Information is thereafter filed with the Reviewing Authority and the Qualifying Authorities, the term "Canadian Prospectus" shall refer to such Supplemental PREP Prospectus. Any amendment to the Canadian Prospectus, any amended or supplemental prospectus or auxiliary material, information, evidence, return, report, application, statement or document that may be filed by or on behalf of the Company under the securities laws of the Province of Ontario or the Qualifying Provinces and Territories prior to the Closing Time (as hereinafter defined) or, where such document is deemed to be incorporated by reference in the Final PREP Prospectus, prior to the expiry of the period of distribution of the Securities, is referred to herein collectively as the "Supplementary Material." For the purposes of this Agreement, all references to the Canadian Preliminary Prospectus, Final PREP Prospectus, Supplemental PREP Prospectus and Canadian Prospectus shall be deemed to include the copy thereof filed with the Reviewing Authority and the Qualifying Authorities pursuant to the System for Electronic Document Analysis and Retrieval ("SEDAR"). Each U.S. Preliminary Prospectus and Canadian Preliminary Prospectus is herein called a "preliminary prospectus," and the U.S. Prospectus and the Canadian Prospectus, collectively, are herein called the "Prospectuses."

     The Company understands that a portion of the Securities may be offered and sold in a public offering in the Province of Ontario and the Qualifying Provinces and Territories conducted through the Sub-underwriter and CIBC World Markets Inc. and that any other offers and sales of the Securities in Canada shall be made by other underwriters or their affiliates which are duly qualified and authorized to sell the Securities in Canada pursuant to the Canadian Prospectus. The Sub-underwriter, subject to the terms and conditions set forth herein, agrees and covenants with the Company to use reasonable efforts to sell the Securities in the Province of Ontario and the Qualifying Provinces and Territories. Any Securities so sold will be purchased by the Sub-underwriter from Merrill Lynch at the Closing Time at a price equal to the purchase price as set forth in Schedule B hereto or such purchase price less an amount to be mutually agreed upon by the Sub-underwriter and Merrill Lynch, which amount shall not be greater than the underwriting commission as set forth in Schedule B hereto.

     SECTION 1. Representations and Warranties.
     ------------------------------------------

     (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter and the Sub- underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter and the Sub-underwriter, as follows:

          (i) Compliance with Registration Requirements. Each of the
          ---------------------------------------------
     Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the U.S. Prospectus, any U.S. Preliminary Prospectus and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the Closing Time, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the U.S. Prospectus and such U.S. Preliminary Prospectus, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities. Neither the U.S. Prospectus nor any amendments or supplements thereto including any prospectus wrapper, at the time the U.S. Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the U.S. Prospectus shall not be "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or U.S. Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter or the Sub- underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or U.S. Prospectus (or any amendment or supplement thereto).

          Each U.S. Preliminary Prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each U.S. Preliminary Prospectus and the U.S. Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii) Compliance with Canadian Prospectus Requirements. The Company is
          -----------------------------------------------------
     eligible to use the PREP Procedures by way of an exemption order issued by the Reviewing Authority on , 2000. A receipt has been obtained from the Reviewing Authority on behalf of itself and the Qualifying Authorities in respect of the Final PREP Prospectus and no order suspending the distribution of the Securities has been issued by the Reviewing Authority or any of the Qualifying Authorities. At the time the Registration Statement became effective under the 1933 Act and at all times subsequent thereto up to and including the Closing Time (and if any Option Securities are purchased, at the Date of Delivery), the Canadian Prospectus complied and will comply in all material respects with the applicable securities legislation of the Province of Ontario and the Qualifying Provinces and Territories as interpreted and applied by the Reviewing Authority (including the PREP Procedures); and each of the Canadian Prospectus, and Supplementary Material or any amendment or supplement thereto, constituted and will constitute full, true and plain disclosure of all material facts relating to the Company and the Securities, and did not and will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Canadian Prospectus or any Supplementary Material made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter or the Sub-underwriter through Merrill Lynch expressly for use in the Canadian Prospectus or any Supplementary Material (or any amendment or supplement thereto).

          Each Canadian Preliminary Prospectus and the Canadian Prospectus complied when filed in all material respects with the applicable securities legislation of the Province of Ontario and the Qualifying Provinces and Territories and each Canadian Preliminary Prospectus and the Canadian Prospectus delivered to the Underwriters for use in connection with this offering were identical to the electronically transmitted copies thereof filed with SEDAR.

          (iii) Independent Accountants. The accountants who certified the
          -----------------------------
     financial statements and supporting schedules included in the Prospectuses are independent public accountants as required by the 1933 Act and the 1933 Act Regulations and within the meaning of the Canada Business Corporations Act and applicable Canadian securities laws and regulations and policies thereunder.

          (iv) Financial Statements. The financial statements included in the
          -------------------------
     Registration Statement and the Prospectuses, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statements of operations, shareholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles in Canada ("Canadian GAAP") applied on a consistent basis throughout the periods involved, except as may be set forth in the Prospectuses, and have been reconciled to generally accepted accounting principles in the United States ("U.S. GAAP") in accordance with Item 18 of Form 20-F under the U.S. Securities Exchange Act of 1934, as amended (the "1934 Act"). The supporting schedules, if any, included in the Registration Statement present fairly in accordance with Canadian GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectuses present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements, as the case may be, included in the Registration Statement.

          (v) No Material Adverse Change in Business. Since the respective dates
          ------------------------------------------
     as of which information is given in the Registration Statement, the Prospectuses and the Supplementary Material, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its share capital.

          (vi) Good Standing of the Company. The Company has been duly organized
          ---------------------------------
     and is validly existing as a corporation in good standing under the laws of Canada and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

          (vii) Subsidiaries. The only subsidiaries of the Company are the
          ------------------
     subsidiaries listed on Schedule D hereto, which, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

          (viii) Capitalization. The authorized, issued and outstanding share
          ---------------------
     capital of the Company is as set forth in the Prospectuses in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to (A) this Agreement, (B) reservations, agreements or employee benefit plans referred to in the Prospectuses, (C) the exercise of convertible securities or options referred to in the Prospectuses or (D) the reclassification of the Company's share capital and share split referred to in the Prospectuses). All of the issued and outstanding shares in the capital of the Company have been duly authorized and validly issued and are fully paid and non-assessable and have been issued in compliance with all U.S. and Canadian securities laws; none of the outstanding shares in the capital of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company. Except as disclosed in or contemplated by the Prospectuses and the financial statements of the Company and related notes thereto included in the Prospectuses, the Company does not have any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, any of its share capital or any such options, rights, convertible securities or obligations except for options granted subsequent to the date as of which the information is given in the Prospectuses pursuant to the Company's employee stock option plans disclosed in the Prospectuses. The description of the Company's stock option plans and the options granted thereunder, as set forth in the Prospectuses, accurately and fairly presents the information required to be disclosed with respect to such plans and options. Except as disclosed in the Prospectuses, to the knowledge of the Company, there are no agreements, arrangements or understandings among or between any shareholder of the Company with respect to the Company or the voting or disposition of the Company's capital stock that will survive the sale of the Securities pursuant to this Agreement.

          (ix) Authorization of Agreement. The Company has the corporate power
          -------------------------------
     and authority to execute, deliver and perform its obligations under this Agreement and this Agreement has been duly authorized, executed and delivered by the Company, and is enforceable in accordance with its terms, except as rights to indemnification contained herein may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (x) Authorization and Description of Securities. The Securities have
          -----------------------------------------------
     been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Shares conform to all statements relating thereto contained in the Prospectuses and such descriptions conform to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any security holder of the Company.

          (xi) Absence of Defaults and Conflicts. Neither the Company nor any of
          --------------------------------------
     its subsidiaries is in violation of its charter document or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectuses under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter document or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

          (xii) Absence of Labor Dispute. No labor dispute with the employees of
          ------------------------------
     the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (xiii) Absence of Proceedings. There is no action, suit, proceeding,
          -----------------------------
     inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Prospectuses or the Supplementary Material (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Prospectuses or the Supplementary Material, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xiv) Accuracy of Exhibits. There are no contracts or documents which
          --------------------------
     are required to be described in the Registration Statement or the Prospectuses or to be filed as exhibits thereto which have not been so described and filed as required.

          (xv) Possession of Intellectual Property. The Company and its
          ----------------------------------------
     subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect; none of the technology employed by the Company or any of its subsidiaries has been obtained or is being used by the Company or any of its subsidiaries in violation of any contractual or fiduciary obligation binding on the Company or its subsidiaries or any of their respective directors, executive officers, employees or consultants or otherwise in violation of the rights of any person.

          (xvi) Absence of Further Requirements. No filing with, or
          -------------------------------------
     authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except (i) such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws, (ii) such as have been obtained or as may be required under the securities laws and regulations of the Province of Ontario and the Qualifying Provinces and Territories and (iii) such as have been obtained under the laws and regulations of jurisdictions outside the United States and Canada in which the Reserved Securities are offered.

          (xvii) Possession of Licenses and Permits. The Company and its
          -----------------------------------------
     subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, provincial, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xviii) Title to Property. Neither the Company nor any of its
          -------------------------
     subsidiaries owns any real property; the Company and its subsidiaries have good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectuses or (b) would not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectuses, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

          (xix) Investment Company Act. The Company is not, and upon the
          ----------------------------
     issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectuses will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (xx) Environmental Laws. Except as described in the Prospectuses and
          -----------------------
     except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, provincial, state, local, municipal or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common or civil law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

          (xxi) Registration Rights. There are no persons with registration
          -------------------------
     rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act, except as set forth in the Prospectuses.

          (xxii) Taxes. Each of the Company and its subsidiaries has filed all
          ------------
     necessary United States and Canadian federal, state, provincial, local and foreign income, payroll, franchise, use and other tax returns and has paid all taxes shown as due thereon or with respect to any of its properties or any transactions to which it was a party (except for such taxes, if any, as are being, or will be, contested in good faith and as to which adequate reserves have been provided), and there is no tax deficiency that has been, or to the knowledge of the Company is likely to be, asserted against the Company or any of its subsidiaries or any of its or their properties or assets that would result in a Material Adverse Effect.

          (xxiii) Insurance. Except as disclosed in the Prospectuses, each of
          -----------------
     the Company and its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the business in which it is engaged or proposes to engage; neither the Company nor any of its subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Effect.

          (xxiv) Compliance with Laws. Except as would not have a Material
          ---------------------------
     Adverse Effect, the Company and its subsidiaries are in compliance with, and conduct their businesses in conformity with, all applicable U.S. and Canadian federal, state, provincial and local laws and all applicable rules, regulations, judgments, orders, writs or decrees of the United States or Canada, of any government instrumentality, agency body or court thereof or therein or of The Toronto Stock Exchange (the "TSE") or the Nasdaq National Market.

          (xxv) Adequate Accounting. Each of the Company and its subsidiaries
          -------------------------
     maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with Canadian GAAP and to maintain accountability for assets;
     (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxvi) Principal Shareholders. Except as disclosed in writing to the
          -----------------------------
     Underwriters, to the knowledge of the Company, after due inquiry, none of the directors or officers of the Company listed under "Management" in the Prospectuses, or shareholders of the Company listed under "Principal Shareholders" in the Prospectuses, is or has ever been subject to prior criminal or bankruptcy proceedings in the United States, Canada or elsewhere.

          (xxvii) Non-Arm's Length Transactions. To the knowledge of the
          -------------------------------------
     Company, after due inquiry, except as disclosed in writing to the Underwriters or in the Prospectuses, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any officer, director, employee or any other person not dealing at arm's length with the Company which is required to be disclosed by applicable securities legislation of the Province of Ontario or the Qualifying Provinces and Territories.

          (xxviii) Stamp Tax. No stamp duty, registration or documentary taxes,
          ------------------
     duties or similar charges (except for those paid, or that will be paid, by the Company) are payable under the federal laws of Canada or the laws of the Province of New Brunswick in connection with the creation, issuance, sale and delivery to the Underwriters of the Securities or the authorization, execution, delivery and performance of this Agreement or the resale of Securities by an Underwriter to U.S. residents.

          (xxix) Registrar and Transfer Agent. CIBC Mellon Trust Company, at its
          -----------------------------------
     principal offices in Toronto, Ontario, Canada, and Chase Mellon Shareholder Services, LLC, at its principal offices in New York, New York, have been duly appointed as the co-registrars and co-transfer agents in respect of the Common Shares of the Company.

     (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Underwriters or to counsel for the Underwriters and the Sub-underwriter shall be deemed a representation and warranty by the Company to each Underwriter and the Sub-underwriter as to the matters covered thereby.

     SECTION 2. Sale and Delivery to Underwriters; Closing.
     ------------------------------------------------------

     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional Common Shares at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriters to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriters, but shall not be later than seven full business days (and in the case of any exercise of said option by notice given after the Closing Time (as hereunder defined), earlier than two full business days) after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Underwriters and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called "Closing Time").

     In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriters and the Company, on each Date of Delivery as specified in the notice from the Underwriters to the Company.

     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Underwriters for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Underwriters, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the

Option Securities, if any, which it has agreed to purchase. Payment to the Company with respect to Securities the Underwriters have sold or expect to sell in the United States shall be made in U.S. dollars and payment to the Company with respect to Securities the Underwriters have sold or expect to sell in Canada shall be made in Canadian dollars , as set forth in Schedule B hereto. Merrill Lynch, individually and not as representative of the Underwriters or the Sub-underwriter, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter or the Sub-underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter or the Sub-underwriter from its obligations hereunder.

     (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Underwriters may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Underwriters in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     (e) Sub-underwriter Notification. The Sub-underwriter shall notify Merrill Lynch at least 48 hours prior to the Closing Time (or Time of Delivery, as applicable) of the number of the Securities to be sold by the Sub-underwriter in the Province of Ontario and the Qualifying Provinces and Territories and, subject to the completion of the purchase of the Securities by Merrill Lynch hereunder, Merrill Lynch agrees to sell to the Sub-underwriter, and the Sub-underwriter agrees to purchase from Merrill Lynch, at a price equal to the purchase price set forth in Schedule B hereto or at such purchase price less an amount to be mutually agreed upon by the Sub-underwriter and Merrill Lynch, which amount shall not be greater than the underwriting commission as set forth in Schedule B hereto, such number of the Securities at the Closing Time (or Time of Delivery as applicable).

     SECTION 3. Covenants of the Company. The Company covenants with each
     -----------------------------------
Underwriter and the Sub-underwriter as follows:

     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of the PREP Procedures and Rule 430A or Rule 434, as applicable, and will notify the Underwriters immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectuses or any amended Prospectuses or any Supplementary Material shall have been filed, (ii) of the receipt of any comments from the Reviewing Authority, any Qualifying Authority or the Commission, (iii) of any request by the Reviewing Authority to amend or supplement the Final PREP Prospectus or the Canadian Prospectus or for additional information, or of any request by the Commission to amend the Registration Statement or for any amendment or supplement to the U.S. Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any U.S. Preliminary Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, and (v) of the issuance by the Reviewing Authority, any Qualifying Authority or any stock exchange of any order having the effect of ceasing or suspending the distribution of the Securities or the trading (during the period of the distribution of the Securities) in the securities of the Company, or of the institution or, to the knowledge of the Company, threatening of any proceedings for any such purpose. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing of Amendments. The Company will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet, any Supplementary Material or any amendment, supplement or revision to either the Final PREP Prospectus or the prospectus included in the Registration Statement at the time it became effective or to the Prospectuses, will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters or counsel for the Underwriters and the Sub-underwriter shall object.

     (c) Delivery of Registration Statement. The Company has furnished or will deliver to each Underwriter and the Sub-underwriter and to counsel for the Underwriters and the Sub-underwriter, without charge, one signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and one signed copy of all consents and certificates of experts, and will also deliver to each Underwriter, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits). The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of Prospectuses. The Company has delivered to each Underwriter and the Sub-underwriter, without charge, one copy of the Canadian Preliminary Prospectus, the Final PREP Prospectus, the Canadian Prospectus and any Supplementary Material, approved, signed and certified as required by the securities laws of the Province of Ontario and the Qualifying Provinces and Territories, and as many copies of each U.S. Preliminary Prospectus and Canadian Preliminary Prospectus as such Underwriter and the Sub-underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act and applicable Canadian securities laws. The Company will furnish to each Underwriter and the Sub-underwriter, without charge, during the period when the U.S. Prospectus is required to be delivered under the 1933 Act or 1934 Act and during the period when the Canadian Prospectus is required to be delivered under the securities laws of the Province of Ontario and the Qualifying Provinces and Territories, such number of copies of the Prospectuses (as amended or supplemented) as such Underwriter or the Sub-underwriter, as the case may be, may reasonably request. The U.S. Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The copies of the Canadian Preliminary Prospectus, the Final PREP Prospectus, the Canadian Prospectus and any Supplementary Material and any amendment or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Province of Ontario and the Qualifying Provinces and Territories pursuant to SEDAR.

     (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the securities laws of the Province of Ontario and the Qualifying Provinces and Territories so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectuses. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters and the Sub-underwriter or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectuses in order that the Prospectuses will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectuses in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations or the securities laws of the Province of Ontario and the Qualifying Provinces and Territories, the Company will promptly prepare and file with the Commission and/or the Reviewing Authority and the Qualifying Authorities, subject to
Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the Underwriters and the Sub-underwriter such number of copies of such amendment or supplement as the Underwriters and the Sub- underwriter may reasonably request.

     (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Underwriters may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

     (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds."

     (i) Listing. The Company has obtained the conditional approval of the TSE for the listing of the Common Shares (including the Securities) and will use its best efforts to satisfy any of the requirements of the listing thereof within the time specified in such approval. The Company will use its best efforts to effect and maintain the quotation of the Common Shares (including the Securities) on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities, quotations for which are reported by the Nasdaq National Market.

     (j) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectuses, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act or prospectus under the securities laws of the Province of Ontario or the Qualifying Provinces and Territories with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any Common Shares issued by the Company upon the exercise of an option or warrant, or the conversion of a security, outstanding on the date hereof and referred to in the Prospectuses, (C) any Common Shares issued or options to purchase Common Shares granted pursuant to employee benefit plans of the Company referred to in the Prospectuses, (D) any Common Shares issued pursuant to any non-employee director stock plan or dividend reinvestment plan and (E) any securities issuable upon the conversion of a security of the Company outstanding on the date hereof as described in the Prospectuses under "Recapitalization and Description of Share Capital."

     (k) Reporting Requirements. The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act or under applicable Canadian securities legislation, will file all documents required to be filed by the Company (i) with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder, and (ii) with the Province of Ontario and the Qualifying Provinces and Territories in accordance with applicable Canadian securities legislation.

     (l) PREP Procedures and Rule 424(b). The Company will take such steps as it deems necessary to ascertain promptly whether the form of Canadian Prospectus containing the PREP Information was received for filing by the Reviewing Authority and the Qualifying Authorities and whether the form of prospectus transmitted for filing pursuant to Rule 424(b) was received for filing by the Commission and, in the event that any such prospectuses were not received for filing, it will promptly file any such prospectus not then received for filing.

     (m) Translation Opinions. The Company shall cause McCarthy Tetrault to deliver to the Underwriters and the Sub-underwriter an opinion, dated the date of the filing of the French language versions of each of the Canadian Preliminary Prospectus, the Final PREP Prospectus and the Supplemental PREP Prospectus, to the effect that the French language version of each such prospectus (other than the financial statements and the financial information set forth under the caption "Capitalization" and the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" and other financial data contained therein or omitted therefrom) is in all material respects a complete and proper translation of the English versions thereof and is not susceptible of any materially different interpretation with respect to any material matter contained therein. The Company shall cause McCarthy Tetrault to deliver to the Underwriters and the Sub-underwriter a similar opinion as to the French language translation of any information contained in any Supplementary Material, in form and substance satisfactory to the Underwriters and the Sub-underwriter, prior to the filing thereof with the Reviewing Authority.

     (n) Translation Opinions--Financial Statements. The Company shall cause KPMG LLP to deliver to the Underwriters and the Sub-underwriter an opinion, dated the date of the filing of the French language versions of each of the Canadian Preliminary Prospectus, the Final PREP Prospectus and the Supplemental PREP Prospectus, to the effect that the financial statements and other financial information and data, including the financial information set forth under the caption "Capitalization" and the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the French language version of each such prospectus is in all material respects a complete and proper translation of the English versions thereof and is not susceptible of any materially different interpretation with respect to any material matter contained therein. The Company shall cause KPMG LLP to deliver to the Underwriters and the Sub- underwriter a similar opinion as to the French language translation of any information contained in any Supplementary Material, in form and substance satisfactory to the Underwriters and the Sub-underwriter, prior to the filing thereof with the Reviewing Authority.

     (o) Compliance with NASD Rules. The Company hereby agrees that it will ensure that the Reserved Securities will be restricted as required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

     (p) Compliance with Rule 463. The Company will comply with the requirements of Rule 463 of the 1933 Act Regulations.

     SECTION 4. Payment of Expenses.
     -------------------------------

     (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, the preliminary prospectuses, the U.S. Prospectus, the Final PREP Prospectus, the Canadian Prospectus and the Supplementary Material and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters and the Sub-underwriter, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and the Sub-underwriter and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters and the Sub-underwriter, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and the Sub-underwriter, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters and the Sub-underwriter in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters and the Sub-underwriter of copies of each preliminary prospectus, any Term Sheets and of the U.S. Prospectus, the Final PREP Prospectus, the Canadian Prospectus and the Supplementary Material and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters and the Sub-underwriter in connection with, the review by the NASD of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the listing of the Securities on the TSE and the inclusion of the Securities in the Nasdaq National Market and (xi) all costs and expenses of the Underwriters and the Sub-underwriter, including the fees and disbursements of counsel for the Underwriters and the Sub-underwriter, in connection with matters related to the Reserved Securities which are designated by the Company for sale to certain of the Company's directors and officers and certain of their family members, and to certain consultants, employees and business associates of the Company.

     (b) Termination of Agreement. If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters and the Sub-underwriter for all of their out-of- pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters and the Sub-underwriter.

     SECTION 5. Conditions of Underwriters' Obligations. The obligations of the
     --------------------------------------------------
several Underwriters and the Sub-underwriter hereunder are subject to the accuracy of the representations and warranties of the Company contained in
Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

          (a) Effectiveness of Registration Statement. The Final PREP Prospectus has been filed with the Reviewing Authority and with the Qualifying Authorities and a receipt obtained therefor and the Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, any securities regulatory authority or stock exchange in Canada or the United States, and any request on the part of the Reviewing Authority, the Qualifying Authorities or the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters and the Sub-underwriter. A Supplemental PREP Prospectus containing the PREP Information shall have been filed with the Reviewing Authority and with the Qualifying Authorities in accordance with the PREP Procedures. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

          (b) Opinion of Canadian Counsel for Company. At Closing Time, the Underwriters shall have received the favorable opinions, dated as of Closing Time, of McCarthy Tetrault and of Patterson Palmer Hunt Murphy, each Canadian counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and the Sub- underwriter, together with signed or reproduced copies of such opinions for each of the Underwriters and the Sub-underwriter, to the effect set forth in Exhibit A and Exhibit B hereto, respectively.

          (c) Opinion of U.S. Counsel for Company. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of Closing Time, of Fried, Frank, Harris, Shriver & Jacobson, U.S. counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and the Sub-underwriter, together with signed or reproduced copies of such opinion for each of the other Underwriters and the Sub-underwriter, to the effect set forth in Exhibit C hereto.

          (d) Opinion of U.S. Regulatory Counsel for Company. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of Closing Time, of Goldberg, Godles, Wiener & Wright, U.S. regulatory counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and the Sub-underwriter, together with signed or reproduced copies of such opinion for each of the other Underwriters and the Sub-underwriter, to the effect set forth in Exhibit D hereto.

          (e) Opinion of European Regulatory Counsel for Company. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of Closing Time, of Simmons & Simmons, European regulatory counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and the Sub-underwriter, together with signed or reproduced copies of such opinion for each of the other Underwriters and the Sub-underwriter, to the effect set forth in Exhibit E hereto.

          (f) Opinion of Canadian Counsel for Underwriters and the Sub-underwriter. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of Closing Time, of Torys, Canadian counsel for the Underwriters and the Sub-underwriter, together with signed or reproduced copies of such letter for each of the other Underwriters and the Sub- underwriter, with respect to the matters set forth in clauses (i),
     (ii), and (iv) (solely as to the information in the Prospectus under "Recapitalization and

     Description of Share Capital") of Exhibit A hereto, and set forth in clauses (iii), (v) (solely as to preemptive or other similar rights arising by operation of law or under the charter document or by-laws of the Company), (xii), (xiii), (xiv) and the penultimate paragraph of Exhibit B hereto. In giving such opinion such counsel may rely, as to all matters governed by laws other than the laws of the Province of Ontario and the federal laws of Canada applicable therein, upon the opinions of counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

          (g) Opinion of U.S. Counsel for Underwriters and the Sub-underwriter. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of Closing Time, of Shearman & Sterling, U.S. counsel for the Underwriters and the Sub-underwriter, together with signed or reproduced copies of such letter for each of the other Underwriters and the Sub-underwriter, with respect to the matters set forth in clauses (i) to
     (iii), inclusive, (vi) (solely as to the information in the Prospectuses under "Recapitalization and Description of Share Capital") and the penultimate paragraph of Exhibit C hereto. In giving such opinion such counsel may rely, as to all matters governed by laws other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

          (h) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of the President or a Vice President of the Company and of the Chief Financial Officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of such officers, are contemplated by the Commission, and
     (v) no order having the effect of ceasing or suspending the distribution of the Securities shall have been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by any securities commission or securities regulatory authority in Canada.

          (i) Accountants' Comfort Letter. At the time of the execution of this Agreement, the Underwriters shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters and the Sub-underwriter, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectuses.

          (j) Bring-down Comfort Letter. At Closing Time, the Underwriters shall have received from KPMG LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than two business days prior to Closing Time.

          (k) Approval of Listing. At Closing Time, the Securities shall have been conditionally approved for listing on the TSE, subject only to official notice of issuance. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

          (l) No Objection. At the date of this Agreement, the NASD shall have confirmed that it will not raise any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (m) Lock-up Agreements. At the date of this Agreement, the Underwriters shall have received an agreement substantially in the form of Exhibit F hereto signed by the persons listed on Schedule C hereto.

          (n) Recapitalization. At Closing Time, the Company shall have completed the recapitalization referred to in the Prospectuses under "Recapitalization and Description of Share Capital".

          (o) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriters shall have received:

               (i) Officers' Certificate. A certificate, dated such Date of
                   ---------------------
          Delivery, of the President or a Vice President of the Company and of the Chief Financial Officer of the Company confirming that the certificate delivered at Closing Time pursuant to Section 5(f) hereof remains true and correct as of such Date of Delivery.

               (ii) Opinion of Canadian Counsel for the Company. The favorable
                    -------------------------------------------
          opinion of McCarthy Tetrault and of Patterson Palmer Hunt Murphy, each Canadian counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and the Sub-underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

               (iii) Opinion of U.S. Counsel for the Company. The favorable
                     ---------------------------------------
          opinion of Fried, Frank, Harris, Shriver & Jacobson, U.S. counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and the Sub-underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
          Section 5(c) hereof.

               (iv) Opinion of U.S. Regulatory Counsel for the Company. The
                    --------------------------------------------------
          favorable opinion of Goldberg, Godles, Wiener & Wright, U.S. regulatory counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and the Sub-underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

               (v) Opinion of European Regulatory Counsel for the Company. The
                   ------------------------------------------------------
          favorable opinion of Simmons & Simmons, European regulatory counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and the Sub-underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
          Section 5(e) hereof.

               (vi) Opinion of Canadian Counsel for the Underwriters and the
                    --------------------------------------------------------
          Sub-underwriter. The favorable opinion of Torys, Canadian counsel for
          ---------------
          the Underwriters and the Sub-underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
          Section 5(f) hereof.

               (vii) Opinion of U.S. Counsel for the Underwriters and the
                     ----------------------------------------------------
          Sub-underwriter. The favorable opinion of Shearman & Sterling, U.S.
          ---------------
          counsel for the Underwriters and the Sub-underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(g) hereof.

               (viii) Bring-down Comfort Letter. A letter from KPMG LLP, in form
                      -------------------------
          and substance satisfactory to the Underwriters and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 5(j) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than four days prior to such Date of Delivery.

          (p) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters and the Sub-underwriter shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters and the Sub-underwriter.

          (q) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Underwriters by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6. Indemnification.
     ---------------------------

     (a) Indemnification of Underwriters and the Sub-underwriter. The Company agrees to indemnify and hold harmless each Underwriter and the Sub-underwriter and each person, if any, who controls any Underwriter or the Sub-underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Canadian Prospectus (or, in each case, any amendment thereto), including the PREP Information, the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses or any Supplementary Material (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in such jurisdiction in connection with the reservation and sale of the Reserved Securities to certain of the Company's directors and officers and certain of their family members, and to certain consultants, employees and business associates of the Company or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectuses or preliminary prospectuses, not misleading;

          (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof, to the extent that any such expense is not paid under
     (i), (ii) or (iii) above;

provided, however, that this indemnity agreement shall not apply to any loss,
--------  -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter or the Sub-underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the PREP Information and the Rule 430A Information or Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectuses or any Supplementary Material (or any amendment or supplement thereto).

     (b) Indemnification of Company, Directors and Officers. Each of the Underwriters and the Sub-underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement or the Canadian Prospectus, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the PREP Information, the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus, the Prospectuses or any Supplementary Material (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter or the Sub-underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectuses or any Supplementary Material (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(iii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     (e) Indemnification for Reserved Securities. In connection with the offer and sale of the Reserved Securities, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless the Underwriters and the Sub-underwriter from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of certain of the Company's directors and officers and certain of their family members, and of certain consultants, employees and business associates of the Company to pay for and accept delivery of Reserved Securities which, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase.

     (f) Underwriters and Sub-underwriter as Trustees. The Company hereby acknowledges and agrees that, with respect to the covenants of the Company under Sections 6 and 7 hereof, each of the Underwriters and the Sub-underwriter is contracting on its own behalf and as agents for its respective affiliates, directors, officers, employees and agents, and such respective affiliates, directors, officers, employees and agents and each person, if any, who controls any Underwriter or the Sub-underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (the "Beneficiaries"). In this regard, each of the Underwriters and the Sub- underwriter shall act as trustees for their respective Beneficiaries and accept these trusts and shall hold and enforce such covenants on behalf of such Beneficiaries.

     (g) Company as Trustee. The Underwriters and the Sub-underwriter hereby acknowledge and agree that, with respect to the covenants of the Underwriters and the Sub-underwriter under Sections 6 and 7 hereof, the Company is contracting on its own behalf and as agent for its directors and each of its officers who signed the Registration Statement or the Canadian Prospectus and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (the "Company Beneficiaries"). In this regard, the Company shall act as trustee for the Company Beneficiaries and accepts these trusts and shall hold and enforce such covenants on behalf of the Company Beneficiaries.

     SECTION 7. Contribution. If the indemnification provided for in Section 6
     -----------------------
hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters and the Sub-underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company on the one hand and of the Underwriters and the Sub-underwriter on the other hand in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Underwriters and the Sub-underwriter on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting commissions received by the Underwriters, in each case as set forth on the cover of the U.S. Prospectus and the Canadian Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Company on the one hand and the Underwriters and the Sub-underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the Sub-underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 6(a)(ii)(A) hereof.

     The Company, the Underwriters and the Sub-underwriter agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Underwriters and the Sub-underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section, no Underwriter and no Sub-underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter or Sub-underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section, each person, if any, who controls an Underwriter or the Sub-underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter or Sub-underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement or the Canadian Prospectus, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint. The Sub-underwriter's obligation to contribute pursuant to this Section 7 is several in proportion to the number of Initial Securities it purchased from Merrill Lynch.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery.
     --------------------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Sub-underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters and the Sub-underwriter.

     SECTION 9. Termination of Agreement.
     ------------------------------------

     (a) Termination; General. The Underwriters may terminate this Agreement, by
         --------------------
notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or
(ii) if there has occurred any material adverse change in the financial markets in the United States or Canada or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in U.S., Canada or the international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the

Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, the Reviewing Authority, any Qualifying Authority, any other securities commission or securities regulatory authority in Canada, the TSE or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such market or by order of the Commission, the National Association of Securities Dealers, Inc., the Reviewing Authority, any Qualifying Authority, any other securities commission or securities regulatory authority in Canada or any other governmental authority, or (iv) if a banking moratorium has been declared by either United States, New York State or Canadian federal authorities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the Underwriters. If one or more of
     ------------------------------------------------------
the Underwriters or the Sub-underwriter shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters or Sub- underwriter, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Underwriters shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, the non-defaulting Underwriters or Sub-underwriter shall be obligated, each severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters or Sub-underwriter, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after Closing Time, the obligation of the Underwriters or the Sub-underwriter to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter or Sub-underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter or Sub-underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after Closing Time, which does not result in a termination of the obligation of the Underwriters or the Sub-underwriter to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Underwriters or the

Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectuses or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section.

     SECTION 11. Agent for Service; Submission to Jurisdiction; Waiver of
     --------------------------------------------------------------------
Immunities. By the execution and delivery of this Agreement, the Company (i)
----------
acknowledges that it has, by separate written instrument, irrevocably designated and appointed Corporate Trust Corporation (or any successor) (together with any successor, the "Agent for Service"), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the Securities, that may be instituted in any federal or state court in the State of New York, or brought under U.S. federal or state securities laws, and acknowledges that the Agent for Service has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon the Agent for Service (or any successor) and written notice of said service to the Company (mailed or delivered to its President and Chief Executive Officer at its principal office in Saint John, New Brunswick, Canada) shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect so long as any of the Securities shall be outstanding.

     To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to the Company or its respective property, it hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.

     SECTION 12. Notices. All notices and other communications hereunder shall
     -------------------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters or the Sub-underwriter shall be directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated at 4 World Financial Center, 23rd Floor, New York, New York 10080, attention of Vincent Maddi; and notices to the Company shall be directed to it at , attention of.

     SECTION 13. Parties. This Agreement shall inure to the benefit of and be
     -------------------
binding upon the Underwriters, the Sub-underwriter and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Sub-underwriter, the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Sub-underwriter and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any

Underwriter or the Sub-underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND
     ----------------------------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 15. Effect of Headings. The Article and Section headings herein and
     ------------------------------
the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 16. Waiver of Conditions. It is understood that any Underwriter or
     --------------------------------
the Sub-underwriter may waive in whole or in part, or extend the time for compliance with, any of the terms or conditions of this Agreement without prejudice to such Underwriter's or the Sub- underwriter's rights in respect of any other of such terms and conditions or any other or subsequent breach or non-compliance, provided that to be binding on such Underwriter or the Sub-underwriter any such waiver or extension must be in writing.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Sub-underwriter and the Company in accordance with its terms.

                                    Very truly yours,

                                    IMAGICTV INC.



                                    By:______________________________
                                       Name:
                                       Title:

CONFIRMED AND ACCEPTED,
 as of the date first above written:


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
CHASE SECURITIES INC.
CIBC WORLD MARKETS INC.


By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED


By:____________________________________
           Authorized Signatory


MERRILL LYNCH CANADA INC.


By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED

By:____________________________________
           Authorized Signatory

                                   SCHEDULE A

                                                         Number of
                                                          Initial
Name of Underwriter                                     Securities
-------------------                                     ----------


Merrill Lynch, Pierce, Fenner & Smith
        Incorporated.........................
Chase Securities Inc.........................
CIBC World Markets Inc.......................




                                                        ----------
Total........................................
                                                        ==========


                                    Sch A-1

                                   SCHEDULE B

                                  IMAGICTV INC.

                                  Common Shares

     1. The initial public offering price per share for the Securities, determined as provided in Section 2, shall be US$ per share for Securities initially offered in the United States or outside the United States and Canada or C$ (being based on the equivalent of the United States dollar price per share based on the noon buying rate in The City of New York for cable transfers in Canadian dollars as certified for customs purposes by the Federal Reserve Bank of New York (the "Noon Buying Rate") on the date hereof) for Securities initially offered in Canada.

     2. The purchase price per share for the Securities sold or expected to be sold in the United States or outside the United States and Canada to be paid by the several Underwriters shall be US$, being an amount equal to the initial public offering price set forth above; the several underwriters shall be entitled to withhold US$ per share therefrom, representing the underwriting commission as set forth in paragraph 3 below; the purchase price per share for the Securities sold or expected to be sold in Canada to be paid by the several Underwriters shall be C$, being an amount equal to the initial public offering price in Canada set forth above; the several underwriters shall be entitled to withhold C$ per share therefrom, representing the underwriting commission as set forth in paragraph 3 below (being based on the equivalent of the corresponding United States dollar amount based on the Noon Buying Rate on the date hereof); provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

     3. The underwriting commission per share payable for the Securities to be paid by the Company shall be US$ per share for Securities initially offered in the United States or outside the United States and Canada or C$ (being based on the equivalent of the Noon Buying Rate on the date hereof) for Securities initially offered in Canada.

                                    Sch B-1

                                   SCHEDULE C

                          [List of Persons and Entities
                               Subject to Lock-up]


                                    Sch C-1

                                   SCHEDULE D


Name of Subsidiary         % Ownership        Jurisdiction of Incorporation
-----------------------  ------------------  -------------------------------
iMagicTV (US), Inc.            100%                     Delaware
ImagicTV (UK) Limited          100%                      England



                                    Sch D-1

                                                                       Exhibit A

                     FORM OF OPINION OF MCCARTHY TETRAULT,
                       COMPANY'S CANADIAN COUNSEL, TO BE
                       DELIVERED PURSUANT TO SECTION 5(b)

     (i) The Company is eligible to use the PREP Procedures by way of an exemption order issued by the Reviewing Authority on , 2000. A receipt has been obtained from the Reviewing Authority on behalf of itself and the Qualifying Authorities in respect of the Canadian Preliminary Prospectus and the Final PREP Prospectus.

     (ii) At the time the Registration Statement became effective under the 1933 Act and at all times subsequent thereto up to and including the Closing Time (and if any Option Securities are purchased, at the Date of Delivery), each of the Canadian Preliminary Prospectus, Final PREP Prospectus, Supplemental PREP Prospectus and Canadian Prospectus (other than the financial statements, notes and schedules thereto and other financial or accounting data included therein or omitted therefrom as to which we express no opinion) as of their respective dates, appeared on their face to be appropriately responsive as to form in all material respects with the requirements of the applicable securities legislation of the Province of Ontario as interpreted and applied by the Reviewing Authority (including the PREP Procedures).

     (iii) The form of certificate used to evidence the Common Shares has been duly approved and adopted by the Company and complies in all material respects with the Canada Business Corporations Act and all applicable statutory requirements, with any applicable requirements of the articles and by-laws of the Company and the requirements of the TSE.

     (iv) The information in the Prospectuses under "Business--Regulation of Service Providers--Canada", "Business--Regulation of Service Providers--European Union", "Business--Facilities", "Business--Litigation", "Description of Share Capital" and "Certain Canadian and United States Income Tax Considerations--Canadian Federal Income Tax Considerations" and in the Supplementary Materials, to the extent that it constitutes matters of law, summaries of legal matters, summaries of the Company's articles and by-laws or legal conclusions, has been reviewed by us and is correct in all material respects.

     (v) All descriptions in the Prospectuses and the Supplementary Materials of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Prospectuses or Supplementary Materials or to be filed as exhibits thereto other than those described or referred to therein are filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     (vi) No filing with, authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency in Canada (other than under securities laws and regulations of the Province of Ontario and the Qualifying Provinces and Territories, which have been obtained) is necessary or required in connection with the due authorization, execution, delivery and performance of the Purchase Agreement by the Company or for the offering, issuance, sale, distribution or delivery of the Securities.

     (vii) To our knowledge, no order having the effect of ceasing or suspending the distribution of the Securities has been issued by the Reviewing Authority or any Qualifying Authority and no proceedings for that purpose have been instituted or are pending or threatened.

     (viii) Subject to compliance with the prudent investment standards and the general investment provisions and restrictions of the statutes referred to below (and, where applicable, the regulations thereunder) and, in certain cases, subject to the satisfaction of the requirements relating to investment or lending policies or goals and, in certain cases, the filing of such policies or goals, the Securities will not, at the date of issue, be precluded as investments by or under the following statutes: Insurance Companies Act (Canada); Pensions Benefits Standards Act, 1985 (Canada); Trust and Loan Companies Act (Canada); Financial Institutions Act (British Columbia); Pension Benefits Standards Act (British Columbia); Employment Pension Plans Act (Alberta); Loan and Trust Corporations Act (Alberta); The Insurance Act (Manitoba); Pension Benefits Act (Manitoba); The Trustee Act (Manitoba); Pension Benefits Act (Ontario); Loan and Trust Corporations Act (Ontario); an Act respecting trust companies and savings companies (Quebec) (for a trust, company, as defined therein, which invests its own funds and funds received as deposits or a savings companies, as defined therein, which invests its own funds); an Act respecting insurance (Quebec) (in respect of insurers other than guarantee fund corporations); Supplemental Pension Plans Act (Quebec); Trustees Act (New Brunswick); Trust and Loan Companies Act (Nova Scotia) and Pension Benefits Act (Nova Scotia).

     (ix) The Securities, if, as and when listed on a prescribed stock exchange within the meaning of the Income Tax Act (Canada) and the regulations thereunder (the "Tax Act"), will be, as of the date hereof, qualified investments under the Tax Act for trusts governed by registered retirement savings plans, registered retirement income funds, deferred profit sharing plans and registered education savings plans. For these purposes, each of The Toronto Stock Exchange and the Nasdaq National Market is currently a prescribed stock exchange. As of the date hereof the Securities will not constitute foreign property for the purposes of the Tax Act.

     (x) All laws of the Province of Quebec relating to the use of the French language will have been complied with in connection with the sale of the Securities to purchasers in the Province of Quebec provided that such purchasers receive copies of the Supplemental PREP Prospectus in the French language alone, in the English and French languages simultaneously or, in the case of purchasers having specifically so requested in writing, in the English language alone and that such purchasers receive forms of order and confirmation drawn solely in the French language or in a bilingual format or in the English language alone in the case of purchasers having specifically so requested in writing (on the assumption that no documents other than the Supplemental PREP Prospectus and the forms of order and confirmation constitute the contract for purchase of the Securities).

     (xi) All necessary documents and proceedings have been filed and taken and all other legal requirements have been fulfilled under the laws of the Province of Ontario and the Qualifying Provinces and Territories to qualify the Securities to be offered and sold to the public in the Province of Ontario and each of the Qualifying Provinces and Territories by or through registrants, investment dealers or brokers registered under applicable legislation of such provinces and territories of Canada who have complied with relevant provisions of such legislation

     (xii) The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable shares.

     (xiii) The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement. (xiv) The Purchase Agreement has been duly authorized, executed and delivered by the Company. (xv) The Company has completed the reclassification of share capital and share split referred to in the Prospectuses under "Description of Share Capital".

     (xvi) To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body in Canada, which might reasonably be expected to result in a Material Adverse Effect (as defined in Section 1(a)(v) of the Purchase Agreement), or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder.

     (xvii) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectuses under the caption "Use of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xi) of the Purchase Agreement) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the subsidiaries identified on Schedule D to the Purchase Agreement (the "Subsidiaries" )pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or the Subsidiaries is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter document or by-laws of the Company or the Subsidiaries, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court having jurisdiction over the Company or the Subsidiaries or any of their respective properties, assets or operations.

     In the course of the preparation by the Company of the Registration Statement and the Prospectuses, we have participated in conferences with certain of the officers and representatives of, and the independent public accountants for, the Company, in which the contents of the Registration Statement and the Prospectuses were discussed. Between the date of the Registration Statement and the time of delivery of this opinion, we participated in additional conferences with certain of the officers and representatives of, and the independent public accountants for, the Company, at which the contents of the Registration Statement and the Prospectuses were discussed. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses, except as set forth in paragraph (iv) above, and have made no independent check or verification thereof. Subject to the foregoing and on the basis of information we gained in the course of the performance of the services referred to above, including information obtained from officers and representatives of, and the independent public accountants for, the Company, no facts have come to our attention that cause us to believe that the Registration Statement, at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectuses, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. Also, subject to the foregoing, no facts have come to our attention in the course of the proceedings described in the second sentence of this paragraph that cause us to believe that the Prospectuses as of the date and time of delivery of this opinion, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. In any case, however, we express no view or belief with respect to financial statements, notes or schedules or other financial or accounting data, included in or omitted from the Registration Statement or the Prospectuses.

     A material fact (as defined in the Securities Act (Ontario)) in relation to the offering of the Securities by the Company means a fact that significantly affects, or would reasonably be expected to have a significant affect on, the market price or value of the Securities. We are not qualified to judge the impact which any facts may have in the securities marketplace. Our comment to the facts set out above concerning the materiality of facts which have come to our attention is based on our experience in practising securities law and on the meaning of the term "material fact" as stated above and should not be interpreted as an opinion or expert comment about financial facts or the impact of any facts on market prices or the value of securities.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of the laws of the United States, upon the opinion of Fried, Frank, Harris, Shriver & Jacobson, U.S. counsel to the Company (which opinion shall be dated and furnished to the Underwriters at the Closing Time, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them), provided that McCarthy Tetrault shall state in their opinion that they believe that they and the Underwriters are justified in relying upon such opinion, and (B), as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions.

                                                                       Exhibit B


                FORM OF OPINION OF PATTERSON PALMER HUNT MURPHY,
                         COMPANY'S CANADIAN COUSEL, TO
                     BE DELIVERED PURSUANT TO SECTION 5(b)

     (i) The Company has been incorporated and is validly existing as a corporation under the laws of Canada.

     (ii) The Company has the corporate power, capacity and authority to own, lease and operate its properties and assets and to conduct its business in the places and in the manner described in the Prospectuses.

     (iii) The authorized, issued and outstanding share capital of the Company is as set forth in the Prospectuses in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to:
(A) the Purchase Agreement; (B) reservations, agreements or employee benefit plans referred to in the Prospectuses; (C) the exercise of convertible securities or options referred to in the Prospectuses; or (D) the reclassification of share capital and share split referred to in the Prospectuses); all of the issued and outstanding shares in the capital of the Company have been duly authorized and validly issued, are fully paid and non-assessable; and none of the outstanding shares in the capital of the Company was issued in violation of the preemptive or other similar rights. The description of the Company's share option and other share plans or arrangements, and the options or other rights granted thereunder, as set forth in the Prospectuses, accurately and fairly presents the information required to be disclosed with respect to such plans, arrangements, options and rights. Except as disclosed in the Prospectuses, to the best of our knowledge, there are no agreements, arrangements or understandings among or between any shareholder of the Company with respect to the Company or the voting or disposition of the Company's share capital that will survive the sale of the Securities pursuant to the Purchase Agreement.

     (iv) The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable shares.

     (v) The issuance of the Securities is not subject to any preemptive or other similar rights under the Canada Business Corporations Act or the Company's articles or by-laws, or pursuant to any agreement known to us.

     (vi) To the best of our knowledge, the only subsidiaries of the Company are the subsidiaries listed on Schedule D to the Purchase Agreement.

     (vii) The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

     (viii) The Company has completed the reclassification of share capital and share split referred to in the Prospectuses under "Description of Share Capital."

     (ix) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, Canadian or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder.

     (x) All descriptions in the Prospectuses and the Supplementary Materials of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Prospectuses or Supplementary Materials or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     (xi) To the best of our knowledge, neither the Company nor any subsidiary is in violation of its charter document or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Prospectuses or the Supplementary Materials, or filed or incorporated by reference as an exhibit thereto.

     (xii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency in the Province of New Brunswick is necessary or required in connection with the due authorization, execution, delivery and performance of the Purchase Agreement by the Company or for the offering, issuance, sale, distribution or delivery of the Securities.

     (xiii) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectuses under the caption "Use of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xi) of the Purchase Agreement) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter document or by-laws of the Company or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

     (xiv) A court of competent jurisdiction in the Province of New Brunswick (a "New Brunswick Court") would give effect to the choice of the law of the State of New York ("New York law") as the proper law governing the Purchase Agreement, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public policy as that term is applied by a New Brunswick Court ("Public Policy"). In our opinion, there is no reason under the laws of the Province of New Brunswick or the federal laws of Canada applicable therein for avoiding the choice of New York law to govern the Purchase Agreement.

     (xv) In an action on a final and conclusive judgment in personam of any federal or state court in the State of New York (a "New York Court") that is not impeachable as void or voidable under New York law, a New Brunswick Court would give effect to the appointment by the Company of as its agent to receive service of process in the United States of America under the Purchase Agreement and to the provisions in the Purchase Agreement whereby the Company submits to the non-exclusive jurisdiction of a New York Court, provided that such provisions are not contrary to Public Policy.

     (xvi) If the Purchase Agreement is sought to be enforced in the Province of New Brunswick in accordance with the laws applicable thereto as chosen by the parties, namely New York law, a New Brunswick Court would, subject to paragraph
(xiv) above, recognize the choice of New York law and, upon appropriate evidence as to such law being adduced, apply such law, provided that none of the provisions of the Purchase Agreement, or of applicable New York law, is contrary to Public Policy, provided, however, that, in matters of procedure, the laws of the Province of New Brunswick will be applied, and a New Brunswick Court will retain discretion to decline to hear such action if it is contrary to Public Policy for it to do so, or if it is not the proper forum to hear such an action, or if concurrent proceedings are being brought elsewhere.

     (xvii) The laws of the Province of New Brunswick and the federal laws of Canada applicable therein permit an action to be brought in a New Brunswick Court on a final and conclusive judgment in personam of a New York Court that is subsisting and unsatisfied respecting the enforcement of the Purchase Agreement, that is not impeachable as void or voidable under New York law and that is for a sum certain if: (A) the New York Court that rendered such judgment had jurisdiction over the judgment debtor, as recognized by a New Brunswick Court (and submission by the Company in the Purchase Agreement to the jurisdiction of the New York Court will be deemed sufficient for such purpose); (B) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with Public Policy; (C) the enforcement of such judgment in New Brunswick does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws; (D) in an action to enforce a default judgment, the judgment or record of the New York Court does not contain a manifest error on its face; and (E) the action to enforce such judgment is commenced within six years of the date of such judgment, except that a New Brunswick Court may stay an action to enforce a foreign judgment if an appeal is pending or the time for appeal has not expired, provided that under the Currency Act (Canada), a New Brunswick Court may only give judgment in Canadian dollars.

     (xviii) ChaseMellon Shareholder Services L.L.C. and CIBC Mellon Trust Company have been duly appointed the registrars and transfer agents of the Common Shares, at their principal offices in the cities of New York, New York and Toronto, Ontario, respectively.

                                                                       Exhibit C

                   FORM OF OPINION OF COMPANY'S U.S. COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                  SECTION 5(c)

     (i) The Purchase Agreement has been duly delivered by the Company.

     (ii) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectuses pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

     (iii) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the U.S. Prospectus and each amendment or supplement to the Registration Statement and U.S. Prospectus (other than the financial statements, notes and schedules thereto and other financial or accounting data included therein or omitted therefrom, as to which we express no opinion) as of their respective effective or issue dates appeared on their face to be appropriately responsive as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     (iv) If Rule 434 has been relied upon, the U.S. Prospectus was not "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

     (v) Except as described in the Prospectuses, in the course of our engagement to represent or to advise the Company, we have not become aware of any pending or threatened legal proceeding before, or pending or threatened investigation by, any court or administrative agency or authority or any arbitration tribunal against the Company or any of its subsidiaries or properties which seeks to enjoin or otherwise prevent the consummation of, to recover any damages or obtain relief in connection with, or which would materially adversely affect the legality, validity or enforceability of, the Purchase Agreement or any of the transactions contemplated by the Purchase Agreement, or which might reasonably be expected to result in a Material Adverse Effect. In making the foregoing statement, we have endeavored, to the extent we have believed necessary, to determine from lawyers currently in our Firm who have performed substantive legal services for the Company, whether such services involved substantive attention in the form of legal representation concerning legal proceedings or investigations of the nature referred to above.

     (vi) The information in the Prospectuses under "Business--Regulation of Service Providers--United States," "Shares Eligible for Future Sale" and "Certain Canadian and United States Income Tax Considerations--United States Federal Income Tax Considerations" and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by us and fairly summarizes the matters discussed therein

     (vii) To the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be filed as exhibits to the Registration Statement other than those filed as exhibits thereto.

     (viii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, of the United States or the State of New York (other than under the 1933 Act, the 1933 Act Regulations, the 1934 Act and the rules and regulations of the Commission under the 1934 Act, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance, sale or delivery of the Shares.

     (ix) To the best of our knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act, except as set forth in the Prospectus.

     (x) The Company is not an "investment company" as such term is defined in the 1940 Act.

     In the course of the preparation by the Company of the Registration Statement and the Prospectuses, we participated in conferences with certain of the officers and representatives of, and the independent public accountants for, the Company, at which the contents of the Registration Statement and the Prospectuses were discussed. Between the date of effectiveness of the Registration Statement and the time of delivery of this opinion, we participated in additional conferences with certain of the officers and representatives of, and the independent public accountants for, the Company, at which the contents of the Registration Statement and the Prospectuses were discussed. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses, except as set forth in paragraph (vi) above, and have made no independent check or verification thereof. Subject to the foregoing and on the basis of information we gained in the course of the performance of the services referred to above, including information obtained from officers and representatives of, and the independent public accountants for, the Company, no facts have come to our attention that cause us to believe that the Registration Statement, at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectuses, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. Also, subject to the foregoing, no facts have come to our attention in the course of the proceedings described in the second sentence of this paragraph that cause us to believe that the Prospectuses as of the date and time of delivery of this opinion, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. In each case, however, we express no view or belief with respect to financial statements, notes or schedules and other financial or accounting data included in or omitted from the Registration Statement or Prospectuses.

     In rendering such opinion, we may rely (A) as to matters involving the application of the laws of Canada, upon the opinion of McCarthy Tetrault, Canadian counsel to the Company (which opinion may be the opinion delivered pursuant to Section 5(b) of the Purchase Agreement and shall be dated and furnished to the Underwriters at the Closing Time, shall be satisfactory in form and substance to counsel for the Underwriters and shall be addressed to the Underwriters or expressly state that the Underwriters may rely on such opinion as if it were addressed to them), (B) as to the matters involving the information contained in the prospectus under "Business - Regulation of Service Providers - United States", upon the opinion of Goldberg Godles Wiener & Wright, United States regulatory counsel to the Company (which opinion may be the opinion delivered pursuant to Section 5(b) of the Purchase Agreement and shall be dated and furnished to the Underwriters at the Closing Time, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them), and (C) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. We may note that we have not represented the Company in relation to telecommunications and related laws, rules and regulations and do not hold out ourselves as an expert in those matters. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       Exhibit D


              FORM OF OPINION OF COMPANY'S U.S. REGULATORY COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(d)

     1. The information in the Prospectuses under the headings "Risk Factors - Risks Related to Legal Uncertainties - Government regulation in various jurisdictions may restrict the willingness or ability of service providers to purchase our software and deliver multi-channel digital television to subscribers" and "Business -- Regulation of Service Providers-- United States," to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by us and fairly summarizes the matters set forth therein.

     2. No facts have come to our attention in the course of our representation of the Company that would cause us to believe that the descriptions concerning U.S. telecommunications regulation of the Company and its customers set forth in the Prospectuses under the headings "Risk Factors - Risks Related to Legal Uncertainties - Government regulation in various jurisdictions may restrict the willingness or ability of service providers to purchase our software and deliver multi-channel digital television to subscribers" and "Business -- Regulation of Service Providers--United States," as of the respective dates of the Prospectuses and as of the date of this opinion, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                                                                       Exhibit E


            FORM OF OPINION OF COMPANY'S EUROPEAN REGULATORY COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(e)

     On the basis of the foregoing, and subject to the reservations set forth herein, we are of the opinion that, to the extent that the section of the Prospectuses entitled "Business--Regulation of Service Providers-- European Union" constitutes a summary of certain aspects of the regulatory regime in the European Union and the United Kingdom applicable to telecommunications, and the respective rules and regulations promulgated thereunder, it is accurate in all material respects as relevant to the conduct of the business of the Company and does not omit to refer to any material aspect of such regulatory regime in the European Union and the United Kingdom relevant to the conduct of the business of the Company as described in the Prospectus.

                                                                       Exhibit F

                                                        , 2000

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated,
CHASE SECURITIES INC.
CIBC WORLD MARKETS INC.
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
North Tower
World Financial Center
New York, New York  10281

          Re:  Proposed Public Offering by ImagicTV Inc.
          ---  -----------------------------------------

Dear Sirs:

     The undersigned is an officer, director and/or shareholder of record or beneficially of common shares, no par value per share (the "Common Shares"), of ImagicTV Inc., a company incorporated under the Canada Business Corporations Act (the "Company"). The undersigned understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Chase Securities Inc. and CIBC World Markets Inc. propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company providing for the public offering (the "Offering") of the Common Shares. In recognition of the benefit that such an Offering will confer upon the undersigned as an officer, director and/or shareholder of record or beneficially of Common Shares, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any of the Company's Common Shares or any securities convertible into or exchangeable or exercisable for Common Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (other than, in each case, Common Shares purchased pursuant to the reserved share program described in the prospectus relating to the Offering or, after the date hereof, in the open market), or file any registration statement under the Securities Act of 1933, as amended, or prospectus under the securities laws of the Province of Ontario or the Qualifying Provinces and Territories (as defined in the Purchase Agreement) with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction is to be settled by delivery of Common Shares or other securities, in cash or otherwise. As used herein, the term "beneficially" refers to any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has a direct or indirect pecuniary interest (as those terms are defined in Rule 16a- 1(a)(2) of the Securities Exchange Act of 1934, as amended) in the Shares.

          Notwithstanding the above, (A) the undersigned may offer, sell, assign or otherwise transfer Common Shares to (i) members of the immediate family of the undersigned, (ii) corporations, partnerships, limited liability companies or other entities to the extent that such entities are wholly owned by the undersigned, (iii) trusts for the benefit of the undersigned and/or members of the immediate family of the undersigned, or (iv) a charitable organization pursuant to a bona fide gift, solely to the extent that in clauses (i), (ii),
(iii) and (iv) the recipient of the Common Shares agrees in writing to be bound by the terms of this letter agreement for the duration of the 180-day period referred to above, (B) the undersigned may pledge Common Shares to a bank or other financial institution but solely to the extent that such bank or financial institution agrees in writing to be bound by the terms of this letter agreement for the duration of the 180-day period referred to above and (C) the undersigned may exercise options to purchase Common Shares, including pursuant to a "cashless exercise" of stock options granted pursuant to the stock option plans described in the Prospectuses (as defined in the Purchase Agreement).

          The undersigned understands that whether the Offering actually occurs depends on a number of factors, including market conditions. The undersigned further understands that any Offering will only be made pursuant to the Purchase Agreement, the terms of which are subject to negotiation between the Company and the several underwriters named in the Purchase Agreement.


                                    Very truly yours,

                                    Signature:_________________________

                                    Print Name:________________________

                                                                         Annex A

         [FORM OF ACCOUNTANTS' COMFORT LETTER PURSUANT TO SECTION 5(g)]

We are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published 1933 Act Regulations

          (i) in our opinion, the audited financial statements included in the Registration Statement and the Prospectuses comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

          (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim consolidated financial statements of the Company for the three month period ended May 31, 2000 included in the Registration Statement and the Prospectuses (collectively, the "Quarterly Financials"), a reading of the minutes of all meetings of the shareholders and directors of the Company [and its subsidiaries] and the audit, compensation and governance Committees of the Company's Board of Directors [and any subsidiary committees] since March 1, 2000, inquiries of certain officials of the Company [and its subsidiaries] responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"), with respect to the three month period ended May 31, 2000 and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

               (A) the Quarterly Financials included in the Registration Statement and the Prospectuses do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or any material modifications should be made to the unaudited consolidated financial statements included in the Registration Statement and the Prospectuses for them to be in conformity with generally accepted accounting principles;

               (B) at May 31, 2000 and at a specified date not more than five days prior to the date of this Agreement, there was any change in the ___________ of the Company and its subsidiaries or any decrease in the
          __________ of the Company and its subsidiaries or any increase in the
          __________ of the Company and its subsidiaries, in each case as compared with amounts shown in the latest balance sheet included in the Registration Statement, except in each case for changes, decreases or increases that the Registration Statement discloses have occurred or may occur; or

               (C) for the period from February 29, 2000 to May 31, 2000 and for the period from May 31, 2000 to a specified date not more than five days prior to the date of this Agreement, there was any decrease in _________, __________ or ___________, in each case as compared with the comparable period in the

                                   Annex A-1
          preceding year, except in each case for any decreases that the Registration Statement discloses have occurred or may occur;

               (iii) based upon the procedures set forth in clause (ii) above and a reading of the Selected Consolidated Financial Data included in the Registration Statement and a reading of the financial statements from which such data were derived, nothing came to our attention that caused us to believe that the Selected Consolidated Financial Data included in the Registration Statement do not comply as to form in all material respects with the disclosure requirements of Item 301 of Regulation S-K of the 1933 Act;

               (iv) we have compared the information in the Registration Statement under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein, nothing came to our attention that caused us to believe that this information does not comply as to form in all material respects with the disclosure requirements of Items [302, 402 and 503(d), respectively,] of Regulation S- K; and

               (v) in addition to the procedures referred to in clause (ii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company.

                                   Annex A-2